UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2008

CASH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	87-0398535
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification number)
Commission file number: 1-31955
7350 Dean Martin Drive, Suite 309
Las Vegas, Nevada 89139
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (702) 987-7169

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As previously disclosed in the Current Report on Form 8-K filed by Cash Systems, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 10, 2006, the Company issued and sold to certain institutional accredited investors an aggregate of $20.0 million in principal amount of senior secured convertible notes (the “Initial Notes”) and five-year warrants (immediately exercisable) to purchase an aggregate of 312,500 shares of the Company’s common stock at $8.00 per share (the “Initial Warrants”). In addition, as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2007 (the “August 2007 Form 8-K”), the Company entered into an Amendment and Exchange Agreement with each of its note holders pursuant to which the Company and each of the note holders agreed to, among other things, amend and restate the Initial Notes in the form attached as Exhibit 10.6 to the August 2007 Form 8-K (the “First Amended and Restated Notes”), amend and restate the Initial Warrants in the form attached as Exhibit 10.7 to the August 2007 Form 8-K (the “First Amended and Restated Warrants”), and amend certain provisions of the other Transaction Documents.
     The First Amended and Restated Notes differed from the Initial Notes in certain material respects, including, without limitation, (i) the aggregate principal amount was increased from $20.0 million to $22.0 million, (ii) the interest rate was increased from 6.5% per annum to 7.5% per annum, (iii) the note holders were given an additional right of optional redemption pursuant to which, on October 10, 2008, the note holders may require the Company to redeem an aggregate principal amount not to exceed $8 million at a price equal to the principal amount being redeemed, and (iv) the Company was given the right of mandatory redemption, pursuant to which, on October, 10, 2008, the Company may, if certain conditions set forth in the Amended and Restated Notes are satisfied or waived, redeem an aggregate principal amount not to exceed $8 million at a price equal to the product of (x) 130% and (y) the principal amount being redeemed. The First Amended and Restated Warrants differed from the Initial Warrants in certain material respects, including, without limitation, (i) the aggregate number of shares of common stock underlying such warrants was increased from 312,500 shares to 487,500 shares, and (ii) the exercise price was reduced from $8.00 per share to $7.38 per share.
     On March 14, 2008, the Company entered into a Second Amendment and Exchange Agreement with each of its note holders (each, a “Second Amendment and Exchange Agreement” and collectively, the “Second Amendment and Exchange Agreements”) pursuant to which the Company and each of the note holders agreed to, among other things, amend and restate the First Amended and Restated Notes in the form attached hereto as Exhibit 10.6 (the “Second Amended and Restated Notes”), amend and restate the First Amended and Restated Warrants in the form attached hereto as Exhibit 10.7 (the “Second Amended and Restated Warrants”), and amend certain provisions of the other Transaction Documents.
     The Second Amended and Restated Notes differ from the First Amended and Restated Notes in certain material respects, including, without limitation, (i) the aggregate principal amount was increased from $22.0 million to $24.2 million, (ii) the conversion price was reduced from $8.00 per share to $2.51 per share, (iii) the conversion price may be further reduced by the note holders at any time on or before April 22, 2008 to 120% of the arithmetic average of the Weighted Average Price (as defined in the Second Amended and Restated Notes) of the Company’s common stock for each day during the period commencing on March 18, 2008 and ending on April 15, 2008, (iv) the aggregate principal amount that the note holders may require the Company to redeem, and the aggregate principal amount that the Company may elect to redeem, on October 10, 2008 was increased from $8 million to $12.1 million, (v) the financial covenants based on Consolidated Total Debt to EBITDA (as defined in the First Amended and Restated Notes) were eliminated and the financial covenants based on Consolidated Revenue and Consolidated EBITDA (as defined in the Second Amended and Restated Notes) were modified, and (vi) the interest rate will be increased by 1.5% per annum from and after the occurrence of any Dilutive Issuance Event (as defined in the Second Amended and Restated Notes).
     The Second Amended and Restated Warrants differ from the First Amended and Restated Warrants in certain material respects, including, without limitation, (i) the exercise price was reduced from $7.38 per share to $2.49 per share, and (ii) the exercise price may be further reduced by the note holders at any time on or before April 22, 2008 to 120% of the arithmetic average of the Weighted Average Price (as defined in the Second Amended and Restated Notes) of the Company’s common stock for each day during the period commencing on March 18, 2008 and ending on April 15, 2008.

     The foregoing description of the Second Amendment and Exchange Agreements, the Second Amended and Restated Notes and the Second Amended and Restated Warrants is not comprehensive and is qualified in its entirety by reference to the full text of the attached exhibits. Copies of the Second Amendment and Exchange Agreements, the form of Second Amended and Restated Note and the form of Second Amended and Restated Warrant are attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and are incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
     On March 17, 2008, the Company issued a press release announcing fourth quarter and full year 2007 unaudited financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly stated by specific reference in such filing.
Item 2.03. Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference. The Second Amended and Restated Notes and the Second Amended and Restated Warrants have not been registered under the Securities Act or any state securities laws. The exchange was made in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 3(a)(9) thereof.
Item 7.01. Regulation FD Disclosure.
     On March 17, 2008, the Company issued a press release announcing (i) fourth quarter and full year 2007 unaudited financial results, (ii) that it had entered into the Second Amendment and Exchange Agreements with the note holders and exchanged the First Amended and Restated Notes and First Amended and Restated Warrants for the Second Amended and Restated Notes and the Second Amended and Restated Warrants, respectively, (iii) that its board of directors has decided to explore strategic alternatives to maximize shareholder value and that Deutsche Bank will serve as its financial advisor in this process, (iv) that its independent registered public accountants will likely indicate in their audit opinion rendered in connection with the preparation and filing of the Company’s annual report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”) substantial doubt about the Company’s ability to continue as a going concern primarily due to concerns as to the Company’s ability to generate or obtain liquidity to satisfy the right of the note holders to require the Company to redeem up to $12.1 million in principal amount of the Second Amended and Restated Notes on October 10, 2008, and (v) that it expects to file a Form 12b-25 to report its inability to file the Form 10-K by the initial filing deadline.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as expressly stated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Portside Growth and Opportunity Fund

10.2	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highline Capital Partners, LP

10.3	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highline Capital Partners QP, LP

10.4	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highline Capital International, Ltd.

10.5	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highbridge International LLC

10.6	Form of Second Amended and Restated Senior Secured Convertible Note

10.7	Form of Second Amended and Restated Warrant to Purchase Common Stock

99.1	Press Release dated March 17, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cash Systems, Inc.
(Registrant)

Dated: March 18, 2008	By:	/s/ Andrew Cashin
	Name:	Andrew Cashin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Portside Growth and Opportunity Fund

10.2	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highline Capital Partners, LP

10.3	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highline Capital Partners QP, LP

10.4	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highline Capital International, Ltd.

10.5	Second Amendment and Exchange Agreement dated March 14, 2008 between Cash Systems, Inc. and Highbridge International LLC

10.6	Form of Second Amended and Restated Senior Secured Convertible Note

10.7	Form of Second Amended and Restated Warrant to Purchase Common Stock

99.1	Press Release dated March 17, 2008